Exhibit 99.2

Form of

Letter of Transmittal

NORFOLK SOUTHERN CORPORATION

Offer to Exchange

Up to $350,000,000 Outstanding Aggregate Principal Amount of 7.80% Notes Due 2027

(CUSIP No. 655844 AJ 7)

for

Notes Due 20

(CUSIP No. 655844     )

This exchange offer will expire at 5:00 p.m., New York City time, on     , 2005, unless extended by us (such date and time, as they may be extended, the “expiration date”). In order to be eligible to receive the early participation payment, holders of old notes must tender their old notes on or prior to 5:00 p.m., New York City time, on     , 2005, unless extended by us (such date and time, as they may be extended, the “early participation date”).

Delivery to:

Global Bondholder Services Corporation

As Exchange Agent

By Registered or Certified Mail:	By Hand and Overnight Courier:

65 Broadway-Suite 704 New York, New York 10006	65 Broadway-Suite 704 New York, New York 10006

By Facsimile (for eligible institutions only):	Confirm by Telephone:
(212) 430-3775	(212) 430-3774

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

The undersigned acknowledges that he or she has received and reviewed the prospectus, dated     , 2005 (the “Prospectus”), of Norfolk Southern Corporation, a Virginia corporation (the “Corporation”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Corporation’s offer (the “Exchange Offer”), to exchange its outstanding 7.80% notes due May 15, 2027 (the “old notes”), into new notes due     , 20 (the “new notes”), in an aggregate principal amount to be determined in the manner set forth in the Prospectus and upon the terms and subject to the conditions described in the Prospectus and the Letter of Transmittal.

We want to encourage holders to tender early. Accordingly, the total exchange price, for each $1,000 principal amount of old notes tendered and accepted, includes an early participation payment of $    , which payment shall be in cash (the “early participation payment”). Holders who validly tender their old notes on or prior to 5:00 p.m., New York City time, on the early participation date and do not withdraw their tenders will receive the early participation payment. Holders who validly tender their old notes after the early participation date and do not withdraw their tenders will not receive the portion of the total exchange price attributable to the early participation payment.

New notes will be issued in minimum denominations of $1,000 and integral multiples of $1,000. If, under the terms of the exchange offer, any tendering holder is entitled to receive new notes in a principal amount that is not an integral multiple of $1,000, we will round downward the amount of new notes to the nearest integral multiple of $1,000 and pay the difference in cash.

Assuming the Corporation has not previously elected to terminate the exchange offer, in its sole discretion and subject to the conditions listed below, the Corporation will exchange up to $350,000,000 aggregate principal amount of old notes for new notes, subject to the requirement that it receives valid tenders, not withdrawn prior to the expiration date, of at least $200,000,000 aggregate principal amount of old notes. If old notes having an aggregate principal amount of more than $350,000,000 are validly tendered and not withdrawn, the Corporation will accept for exchange only old notes in an aggregate principal amount up to $350,000,000 aggregate principal amount of old notes on a pro rata basis among the tendering holders.

This Letter of Transmittal is to be completed by a holder of old notes either if certificates for such old notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer—Book-Entry Transfers” section of the Prospectus and an Agent’s Message is not delivered. Old notes validly tendered may be withdrawn at any time prior to the expiration date. Holders who validly tender their old notes on or prior to the early participation date and do not withdraw their tenders will receive the early participation payment. Holders who validly tender their old notes after the early participation date and do not withdraw their tenders will not receive the portion of the total exchange price attributable to the early participation payment. See the sections of the Prospectus entitled “The Exchange Offer—Terms of the Exchange Offer; Period for Tendering Old Notes;” “—Procedures for Tendering Old Notes” and “—Withdrawal Rights” for a more complete description of the tender and withdrawal provisions. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of the confirmation of book-entry tender of old notes into the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”), which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Corporation may enforce this Letter of Transmittal against such participant. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery of old notes, Letters of Transmittal and all other required documents are at the election and risk of the holders. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters of Transmittal or old notes should be sent to the Corporation.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

List below the old notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of old notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES
1	2	3
Name(s) and Address(es) of Certificate Holder(s) Please fill in Number(s))*	Aggregate Principal Amount of Old Note(s)	Principal Amount Tendered**

*      Need not be completed if old notes are being tendered by book-entry transfer.

**    Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the old notes represented by the old notes indicated in column 2. See Instruction 2. Old notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

By crediting the old notes to the Exchange Agent’s account at DTC using the Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the exchange offer, including transmitting to the Exchange Agent an Agent’s Message in which the holder of the old notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such old notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to the Corporation the aggregate principal amount of old notes indicated above. Subject to, and effective upon, the acceptance for exchange of the old notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Corporation all right, title and interest in and to such old notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered old notes, with full power of substitution, among other things, to cause the old notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the old notes, and to acquire new notes issuable upon the exchange of such tendered old notes, and that, when the same are accepted for exchange, the Corporation will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Corporation. The undersigned hereby further represents and warrants that the undersigned is the owner of the old notes.

The undersigned acknowledges that the Corporation’s acceptance of old notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement between the undersigned and the Corporation upon the terms and subject to the conditions of the exchange offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Corporation to be necessary or desirable to complete the sale, assignment and transfer of the old notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Withdrawal Rights.”

Unless otherwise indicated herein in the box entitled “Special Issuance/Payment Instructions” below, please deliver the new notes (and, if applicable, substitute certificates representing old notes for any old notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of old notes, please credit the account indicated above maintained at DTC and checks for payments of cash amounts, as applicable, to be made in connection with the exchange offer be issued to order of, and delivered to, the undersigned. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the new notes (and, if applicable, substitute certificates representing old notes for any old notes not exchanged) and checks for payments of cash amounts, as applicable to the undersigned at the address shown above in the box entitled “Description of Old Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for old notes not exchanged and/or new notes and payment of any cash amounts are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above, or if old notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue: New notes and/or old notes and/or cash amounts to:

Name(s)

(Please Type or Print)

(Please Type or Print)

Address

(Zip Code)

(Complete Substitute Form W-9)

Credit unexchanged old notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility

Account Number, If Applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for old notes not exchanged and/or new notes and payment of any cash amounts are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than shown in the box entitled “Description of Old Notes” on this Letter of Transmittal above.

Mail: New notes and/or old notes and/or cash amounts to:

Name(s)

(Please Type or Print)

(Please Type or Print)

Address

(Zip Code)

IMPORTANT: This Letter of Transmittal or a facsimile hereof or an agent’s message in lieu thereof (together with the certificates for old notes or a book-entry confirmation and all other required documents) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the expiration date.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

IN ORDER TO VALIDLY TENDER OLD NOTES FOR EXCHANGE, HOLDERS OF OLD NOTES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. See Instruction 11.

PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS) (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

x

x

Signature(s) of Owner

Date

Area Code and Telephone Number

This Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the old notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity:

Address:

(Including Zip Code)

Principal place of business (if different from address listed above):

(Including Zip Code)

Area Code and Telephone No.: (            )

Tax Identification or Social Security Nos.:

Signature Guarantee

(If Required By Instruction 3)

Signature(s) Guaranteed By

An Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)

Dated:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the

Exchange Offer for the

1. Delivery of this Letter of Transmittal and Notes.

This Letter of Transmittal (this “Letter of Transmittal”) is to be completed by holders of old notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the section of the Prospectus entitled “The Exchange Offer—Book-Entry Transfers” and an Agent’s Message is not delivered. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter of Transmittal and that the Corporation may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered old notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein prior to the expiration date. Old notes tendered hereby must be in denominations of a principal amount of $1,000 and any integral multiple thereof.

The method of delivery of this Letter of Transmittal, the old notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If old notes are sent by regular U.S. mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the expiration date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the expiration date. See the section of the Prospectus entitled “The Exchange Offer.”

2. Partial Tenders (not applicable to note holders who tender by book-entry transfer).

If less than all of the old notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of old notes to be tendered in the box above entitled “Description of Old Notes—Principal Amount Tendered.” A reissued certificate representing the balance of nontendered old notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the expiration date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the holder of the old notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing as the holder of such old notes without any change whatsoever.

If any tendered old notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If any tendered old notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder or holders of the old notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the new notes are to be issued, or any untendered old notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by a participant in a securities transfer association recognized signature program.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Corporation, proper evidence satisfactory to the Corporation of their authority to so act must be submitted.

ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH AN “ELIGIBLE INSTITUTION”).

SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN DTC’S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” ON THIS LETTER OF TRANSMITTAL, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4. Special Issuance/Payment and Special Delivery Instructions.

Tendering holders of old notes should indicate in the applicable box the name and address to which new notes issued pursuant to the exchange offer and, if applicable, cash amounts and/or substitute certificates evidencing old notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Note holders tendering old notes by book-entry transfer may request that old notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such old notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5. Taxpayer Identification Number and Backup Withholding.

Federal income tax law generally requires that a tendering holder whose old notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder’s correct Taxpayer Identification Number (a “TIN”), which, in the case of a holder who is an individual, is such holder’s social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the amount of any reportable payments made to such tendering holder. If backup withholding results in an overpayment of taxes, a refund may be obtained upon filing an income tax return.

To prevent backup withholding, each tendering holder that is a U.S. person (including a resident alien) must, unless an exemption applies, provide such holder’s correct TIN by completing the “Substitute Form W-9” set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide such holder’s TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder’s TIN to the Exchange Agent. NOTE: WRITING “APPLIED FOR” ON THE FORM MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT SUCH HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.

If the old notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write “Exempt” in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit an appropriate Form W-8 signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

6. Transfer Taxes.

The Corporation will pay all transfer taxes, if any, applicable to the transfer of old notes to it or its order pursuant to the exchange offer. If, however, new notes and/or substitute old notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the old notes tendered hereby, or if tendered old notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of old notes to the Corporation or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

7. Waiver of Conditions.

The Corporation reserves the right (subject to the limitations described in the Prospectus) to waive satisfaction of any or all conditions enumerated in the Prospectus prior to the expiration date.

8. No Conditional Tenders; Defects.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of old notes, by execution of this Letter of Transmittal or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their old notes for exchange.

Neither the Corporation, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of old notes nor shall any of them incur any liability for failure to give any such notice.

9. Mutilated, Lost, Stolen or Destroyed Old Notes.

Any holder whose old notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. Withdrawal Rights.

Old notes validly tendered may be withdrawn at any time prior to the early participation date.

For a withdrawal of tendered old notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the expiration date. Any such notice of withdrawal must (i) specify the name of the person having tendered the old notes to be withdrawn (the “Depositor”), (ii) identify the old notes to be withdrawn (including certificate number or numbers and the principal amount of such old notes), (iii) contain a statement that such holder is withdrawing such holder’s election to have such old notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such old notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the old notes register the transfer of such old notes in the name of the person withdrawing the tender and (v) specify the name in which such old notes are registered, if different from that of the Depositor. If old notes have been tendered pursuant to the procedure for book-entry transfer set forth in the section of the Prospectus entitled “The Exchange Offer—Book-Entry Transfers,” any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn old notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Corporation (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties. Any old notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no new notes will be issued with respect thereto unless the old notes so withdrawn are validly retendered. Any old notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of old notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Book-Entry Transfers,” such old notes will be credited to an account maintained with DTC for the old notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn old notes may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the expiration date, as applicable.

11. Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Information Agent at the address and telephone number indicated below. A holder of old notes may also contact Deutsche Bank Securities Inc. at the telephone numbers set forth below, or such holder’s broker, dealer, commercial bank, trust company or other nominee, for assistance concerning the exchange offer.

The Information Agent for the exchange offer is:

Global Bondholder Services Corporation

65 Broadway-Suite 704

New York, New York 10006

Attention: Corporate Affairs

Banks and brokers: (212) 430-3774

Toll Free: (866) 470-3800

The Joint-Lead Dealer Managers for the exchange offer are:

Deutsche Bank Securities Inc.	Merrill Lynch, Pierce, Fenner & Smith Incorporated

60 Wall Street New York, New York 10005 Attention: Liability Management Group	4 World Financial Center, North Tower New York, New York 10080

Collect: (212) 250-2955 U.S. toll free: (866) 627-0391

TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES

PAYOR’S NAME: THE BANK OF NEW YORK
SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1—PLEASE PROVIDE YOUR TIN (OR IF AWAITING A TIN, WRITE “APPLIED FOR”) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW:	TIN (Social Security Number or Employer Identification Number)

Part 2—For Payees Exempt From Backup Withholding
(See Instructions)

Part 3—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE DATE

You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

WROTE “APPLIED FOR” IN PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold 28 percent of all reportable payments made to me thereafter until I provide a number.

SIGNATURE                                                                                      DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

Manually signed copies of the Letter of Transmittal will be accepted. The Letter of Transmittal and any other required documents should be sent or delivered by each holder or such holder’s broker, dealer commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.

The Exchange Agent for the exchange offer is:

Global Bondholder Services Corporation

By Registered or Certified Mail:	By Hand and Overnight Courier:
65 Broadway-Suite 704 New York, New York 10006	65 Broadway-Suite 704 New York, New York 10006

By Facsimile (for eligible institutions only):	Confirm by Telephone:
(212) 430-3775	(212) 430-3774

Questions and requests for assistance or for additional copies of this Exchange Offer or the Letter of Transmittal may be directed to the Information Agent at the telephone number and address listed below. You may also contact our broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

The Information Agent for the exchange offer is:

Global Bondholder Services Corporation

65 Broadway-Suite 704

New York, New York 10006

Attention: Corporate Affairs

Banks and brokers: (212) 430-3774

Toll free: (866) 470-3800

The joint-lead dealer managers for the exchange offer are:

Deutsche Bank Securities Inc.	Merrill Lynch & Co.

60 Wall Street	4 World Financial Center, North Tower
New York, New York 10005	New York, New York, 10080
Attention: Liability Management Group

Collect: (212) 250-2955
U.S. toll free: (866) 627-0391

The co-dealer managers for the exchange offer are:

Citigroup	Barclays Capital